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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 27, 2008

                  RECLAMATION CONSULTING AND APPLICATIONS, INC.
             (Exact name of registrant as specified in its charter)


   Colorado                         000-26017                58-2222646
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(State or other                   (Commission File          (IRS Employer
jurisdiction of                       Number)            Identification No.)
incorporation)


940 Calle Amanecer Suite E
San Clemente, California                                                  92673
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(Address of Principal Executive Offices)                              Zip Code)

       Registrant's telephone number, including area code: (949) 542-7440



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Reclamation Consulting and Applications, Inc. ("we", "us" or the "Company")
files this report on Form 8-K to report the following:

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

OMNIBUS AMENDMENT

On March 28, 2008 we entered into an Omnibus Amendment (the "Omnibus Amendment") with Pala Investments Holdings Limited ("Pala") that amended the terms of a Secured Convertible Debenture (the "Debenture") and related agreements entered into on December 12, 2007 and which were previously disclosed on a Current Report on Form 8-K dated December 12, 2007 and filed with the Securities and Exchange Commission on December 18, 2007.

The Debenture originally provided for us to receive $5,000,000 in two tranches: a first tranche of $3,000,000 which funded immediately on closing, and a second tranche of $2,000,000 which we were entitled to receive if we met certain performance benchmarks by December 31, 2008, or which may otherwise be provided at Pala's discretion. The Debenture carries interest of 12% per annum, compounding quarterly, and matures on December 11, 2010 (the "Maturity Date"). In connection with the funding of the first tranche, Pala received warrants for the purchase of 3,000,000 shares of common stock. Pala is also entitled to warrants for the purchase of 2,000,000 shares of common stock on the funding of the second tranche.

Pala and its affiliated companies together have over 1.7 billion dollars under management and focus on investing in the mining and natural resources sector. Pala is based in Jersey in the United Kingdom. Its exclusive advisor, Pala Investments AG, is based in Zug, Switzerland.

THIRD TRANCHE

Under the Omnibus Amendment, the maximum amount to which we are entitled to receive under the Debenture was raised to $7,500,000 and we immediately received a third tranche of $2,500,000 in funding pursuant to the Debenture. The principal and interest of the third tranche are convertible into shares of our common stock at a conversion price of $0.07 per share. As is the case with the first and second tranches, the conversion price is subject to proportional adjustment for any forward or reverse stock splits or for the distribution of any share dividends. Pala's conversion rights commence on the effective date of our planned Share Reorganization (as described below) and continue until the Maturity Date.

WARRANTS FOR THIRD TRANCHE

In connection with the third tranche, Pala received warrants for the purchase of 2,500,000 shares of our common stock. These warrants have a term of three years and an exercise price of $0.21 per share.

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In the 1 for 2 reverse split to be effected as part of our planned Share
Reorganization and in any future reverse split, the number of warrants is not subject to adjustment, but the warrant exercise price will be adjusted upwards. As adjusted for our planned Share Reorganization, the 2,500,000 warrants with an exercise price of $0.21 will become 2,500,000 warrants with an exercise price of $0.42 per share.

CHANGES TO SECOND TRANCHE

Pursuant to the Omnibus Amendment, and in consideration of Pala providing us with the third tranche, the $2,000,000 second tranche, which is to be funded in the event we reach certain benchmarks, will also be convertible into shares of our common stock at a conversion price of $0.07 per share, rather than $0.14 share as originally provided in the Debenture.

Additionally, the benchmarks for the funding of the second tranche were amended to require we meet both of the following requirements before Pala is obligated to provide the second tranche (although Pala may otherwise provide us with the second tranche at its discretion):

     o We have signed orders or contracts for the sale of at least 1,000,000 gallons of Alderox during calendar year 2009; and

     o We have generated positive net cash provided from operating activities (as defined under U.S. GAAP) for the second quarter of our 2009 fiscal year.

CONSULTING AGREEMENT

Pursuant to the Omnibus Amendment, we agreed to enter into a consulting agreement with Melior AG, an indirect wholly-owned subsidiary of Pala, for the provision of certain management and consultancy services to be described in detail in the final consulting agreement. The consulting agreement is to have a term of two years from the date of its execution. Melior AG's compensation for the first year of the agreement is to be $200,000, payable in shares of Company stock. For the second year of the agreement, Melior AG's compensation is to be $350,000, payable either in shares of Company stock or cash, at the option of the Company. Payments in stock would be made using a conversion price of $0.07 per share, as proportionately adjusted for any forward or reverse stock splits or share dividends.

OTHER PROVISIONS

The Debenture originally required us to effect a 2 for 1 reverse split of our outstanding common stock and to increase our authorized shares of common stock from 150,000,000 to 200,000,000 (the "Share Reorganization)" by April 10, 2008. The Omnibus Agreement formalized a subsequent understanding by Pala and the Company to allow the Share Reorganization to take place no later than May 25, 2008.

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The Debenture originally allowed us to obtain additional advances on our existing line of credit from Canvasback, provided that the outstanding balance did not exceed $500,000. Pursuant to the Omnibus Amendment, the outstanding balance of the Canvasback line of credit cannot exceed $230,000

A promissory note was issued for the third tranche.

The Registration Rights Agreement was amended to provide for all shares underlying the warrants received in connection with the third tranche or received on the conversion of the third tranche to have the registration rights provided by this agreement.

The Security Agreement was amended to clarify that the third tranche is secured by all of our assets.

USE OF PROCEEDS FROM THIRD TRANCHE

We have used $1,207,532 of the proceeds from the third tranche to repay three secured convertible debentures held by Paul Hughes, our Chief Financial Officer, Eat-Me Foods, Ltd. and 0761291 B.C. Ltd. We plan to use the remaining funds for the operation of our business.

To the extent Pala does not convert the Debenture and we are unable to repay the Debenture from our revenues, we will need additional capital to make the interest and principal payments due under the Debenture. We can offer no assurance that we will be able to raise all or any portion of the funds necessary to repay Pala on terms favorable to us or at all.

SALE OF UNREGISTERED SECURITIES

The securities receivable by Pala, and its indirect subsidiary, Melior AG, pursuant to the Omnibus Amendment have been offered and sold to Pala in reliance upon exemptions from registration pursuant to Regulation S and Regulation D promulgated under the Securities Act of 1933, as amended. Pala is a non-U.S. person as defined in Rule 502 of Regulation S and an accredited investor as defined by Rule 501 of Regulation D.

REDUCTION OF REVOLVING LINE OF CREDIT BALANCE

On March 27, 2008, we reduced the balance of our revolving line of credit from Canvasback Company Limited ("Canvasback") by $450,000 in order to remain in compliance with the terms of the Debenture. This debt reduction was structured as follows: Two of our officers and directors, Michael Davies and Gordon Davies, agreed along with a third individual, Anthony Wilson, to repay $450,000 to Canvasback pursuant to the terms which would have applied to the Company. In return, Canvasback requested, and the Company agreed, to apply $450,000 owed to Canvasback on the line of credit towards the exercise of previously issued options and warrants by Michael Davies, Gordon Davies and Anthony Wilson immediately following our planned Share Reorganization for an aggregate of


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2,700,000 shares of common stock (as adjusted for the 1 for 2 reverse stock split which is to be completed as part of the Share Reorganization).

On a post-reverse split basis, Michael Davies and Gordon Davies will each receive 350,000 shares at an exercise price of $0.30 per share and Anthony Wilson will receive 2,000,000 shares at an exercise price of $0.12 per share. These securities are being issued by the Company in reliance upon exemptions from registration pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended.

EXHIBITS

Copies of the Omnibus Amendment and its associated warrant certificate and promissory note are attached as Exhibits 4.1 through 4.3, respectively, to this Current Report. The foregoing summary of these documents is qualified in its entirety by the complete text of the documents.

ITEM 2.03     CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN
              OBLIGATION UNDER AN OFF- BALANCE SHEET ARRANGEMENT.

Our discussion under Item 1.01 of this Current Report is hereby incorporated by this reference.

ITEM 3.02  UNREGISTERED SALE OF EQUITY SECURITIES.

Our discussion under Item 1.01 of this Current Report is hereby incorporated by this reference.

ITEM 7.01  REGULATION FD DISCLOSURE

Subsequent to the filing of this Current Report, we plan to issue a press release. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 8.01 OTHER EVENTS

Our discussion under Item 1.01 of this Current Report is hereby incorporated by this reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.                Description
-----------                -----------
4.1                        Omnibus Amendment, dated March 28, 2008, between
                           Reclamation Consulting and Applications, Inc. and
                           Pala Investments Holdings Limited.


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4.2                        Warrant Certificate, dated March 28, 2008, issued to
                           Pala Investments Holdings Limited.

4.3 Promissory Note, dated March 28, 2008, issued to Pala Investments Holdings Limited.

99.1                       Press Release.

SIGNATURES:

Pursuant to the requirement of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Reclamation Consulting and Applications, Inc.

By: /s/  Michael Davies
   ------------------------
      Michael Davies, CEO

Dated:   April 2, 2008




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